UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 29, 2021

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Atmos Energy Corporation today announced that its Board of Directors has appointed John S. McDill, its current VP, Pipeline Safety, to become Senior Vice President, Utility Operations, effective October 1, 2021. On June 29, 2021, David J. Park announced his intention to step down from the position of Senior Vice President, Utility Operations, effective October 1, 2021, to pursue graduate work and ministry full-time.

Mr. McDill, 57, has been with Atmos Energy for 34 years and has served in multiple leadership roles, including Vice President of Operations for the Mississippi Division beginning in 2002 until his promotion to Vice President, Pipeline Safety effective in May 2012. Mr. McDill holds a Bachelor of Science degree in petroleum engineering from Mississippi State University.

Although Atmos Energy is not a party to any employment agreement with Mr. McDill, beginning June 30, 2021, he received an increase in base salary from $293,550 to $425,000. On October 1, 2021, in connection with his promotion to Senior Vice President, Utility Operations, his target annual bonus will increase to 60% of base salary, and his long-term incentive award target will increase to 125% of his grade midpoint salary.

Item 7.01	Regulation FD Disclosure.

On July 2, 2021, the Company issued a press release announcing certain of the matters disclosed above under Item 5.02. A copy of the press release is furnished as Exhibit 99.1.

The information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on July 2, 2021

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: July 2, 2021	By:	/s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel and Corporate Secretary